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                                                                [CONFORMED COPY]



                          LIMITED WAIVER AND AGREEMENT


          LIMITED WAIVER AND AGREEMENT ("Agreement"), dated as of December 6, 1994, among Grand Union Holdings Corporation (formerly known as GND Holdings Corporation) ("Holdings"), Grand Union Capital Corporation ("GU Capital"), The Grand Union Company (the "Company"; and together with Holdings, GU Capital and each Person referred to in clause (ii) of Section 5(b) hereof, the members of the "GU Group"), the lending institutions party to the Credit Agreement referred to below (the "Banks") and Bankers Trust Company, as agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                    RECITALS

          WHEREAS, each member of the GU Group, the Banks, the Agent and Midlantic Bank, N.A., as co-agent (the "Co-Agent"), are parties to a Credit Agreement, dated as of July 14, 1992, as amended on seven occasions the most recent of which was as of September 15, 1994 (as so amended, the "Credit Agree-ment"); and

          WHEREAS, each member of the GU Group has requested that the Banks con-sent to a limited waiver of certain of the provisions of the Credit Agreement specified herein, and the Required Banks have consented to provide such limited waiver on the terms set forth herein.

                          LIMITED WAIVER AND AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. LIMITED WAIVER. The Banks hereby waive through the Limited Waiver Termination Date (as defined below):


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     (a)  Each Event of Default, if any, arising under Section 9.03 of the
          Credit Agreement as a result of the failure of Holdings to comply with the provisions of Section 8.09 of the Credit Agreement requiring that EBITDA for the four consecutive fiscal quarters (taken as one ac-counting period) ending on January 7, 1995 not be less than $187,500,000;

     (b) Each Event of Default, if any, arising under Section 9.03 of the Credit Agreement as a result of the failure of Holdings to comply with the provisions of Section 8.11 of the Credit Agreement requiring that the ratio of EBITDA to Total Cash Interest Expense for the four con-secutive fiscal quarters (taken as one accounting period) ending on January 7, 1995 not be less than 1.25:1;

     (c) Each Event of Default, if any, arising under Section 9.04 of the Cred-it Agreement solely as a result of Holdings' or any of its Subsidiar-ies', as the case may be, default in the payment of interest due on January 15, 1995 with respect to (i) the Company's 11-1/4% Senior Notes due July 15, 2000 issued pursuant to the Indenture, dated as of July 22, 1992, among the Company, as issuer, Holdings and GU Capital as guarantors, and First Trust National Association, as trustee, (ii) the Company's 12-1/4% Senior Subordinated Notes due
          July 15, 2002 issued pursuant to the Indenture, dated as of July 22, 1992, among the Company, as issuer, Holdings and GU Capital, as guarantors, and United States Trust Company of New York, as trustee, and (iii) the Company's 12-1/4% Senior Subordinated Notes due July 15, 2002, Series A issued pursuant to the Indenture, dated as of October 18, 1993, among the Company, as issuer, GU Capital, as guarantor, and United States Trust Company of New York, as trustee; and

     (d) The effect, if any, of the matters specifically disclosed in the Company's press release issued on November 29, 1994 on Section 6.11(c) of the Credit Agreement attached hereto as Exhibit A,


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          but excluding any future events arising from or contemplated by such disclosed matters.

The matters described in subsections (a) through (d) of this Section 1 are collectively referred to herein as the "Waived Events").

          As used herein, the term "Limited Waiver Termination Date" shall mean, notwithstanding anything to the contrary contained herein, the earliest of (a) February 14, 1995, (b) the date, if any, on which a Default (including, without limitation, the filing of any case or petition relating to bankruptcy, insolvency or any similar proceeding in any federal or state court) or an Event of Default under any of the Credit Documents or any document referred to therein (other than a Waived Event subject to a then effective limited waiver pursuant to this Section 1) shall have occurred, (c) the date, if any, on which any one or more members of the GU Group shall fail to comply with any of their agree-ments or undertakings under this Agreement or it is determined that any repre-sentation, warranty or statement made by any one or more members of the GU Group herein or in any document delivered pursuant hereto shall prove to be untrue on the date as of which made or deemed made, (d) the date, if any, on which any creditor of (or representative thereof) or claimant against any one or more mem-bers of the GU Group (including, without limitation, the creditors referred to in Section 1(c) hereof) shall accelerate (or attempt to accelerate) any indebt-edness or other obligations of any one or more members of the GU Group or shall commence any proceedings, or take any action, to move or foreclose against any asset or assets of any one or more members of the GU Group or any of their respective Subsidiaries and (e) the date, if any, on which the level of, or the terms under which, usual and ordinary course trade credit provided by vendors to any one or more members of the GU Group or any of their respective Subsidiaries, if any, is materially reduced, or become materially less favorable, as deter-mined by the Agent and the Required Banks.

          2. BUSINESS PLAN. In consideration for the limited waiver granted by the Banks pursuant to Section 1 of the Agreement, each member of the GU Group agrees to deliver to the Agent a formal business plan for Holdings and its Sub-sidiaries as soon as practicable and in any event on or prior to January 17, 1995. The business plan


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shall include such financial, operational and other information as may be necessary under the present and anticipated future circumstances of each member of the GU Group to demonstrate the feasibility of each member of the GU Group's continued business enterprise, including both restructuring and recapitalization plans.

          3.   EFFECT OF LIMITED WAIVER.

          (a) Upon the occurrence of the Limited Waiver Termination Date, the limited waivers contained in Section 1 hereof shall terminate in their entirety and all rights available to the Agent and the Banks prior to the effectiveness of this Agreement shall be reinstated in full as if this Agreement were never entered into. Each member of the GU Group hereby acknowledges that, upon the occurrence of the Limited Waiver Termination Date, the Agent and the Banks shall be entitled to exercise all rights and remedies available to them under the Credit Agreement, the other Credit Documents and/or applicable law, including, without limitation, those applicable to the Waived Events.

          (b) Each member of the GU Group further acknowledges the Agent's and the Banks' ability to exercise any and all rights and remedies available to them under the Credit Agreement, the other Credit Documents and/or applicable law with respect to the Waived Events, in each case, upon the occurrence or continu-ance of any Default or Event of Default, other than the Waived Events. Each member of the GU Group further acknowledges and agrees that the limited waivers contained in Section 1 hereof shall not be construed as a waiver of compliance with any term or condition contained in the Credit Agreement or the other Credit Documents, nor as an agreement to forbear with respect to any such term or condition, other than as expressly set forth in Section 1 hereof.

          (c) Without limitation of any of the foregoing, each member of the GU Group acknowledges and agrees that neither BTCo nor the Banks shall have any obligation to make advances or Loans and the Letter of Credit Issuer shall have no obligation to issue Letters of Credit after the Limited Waiver Termination Date, regardless of the compliance of any member of the GU Group with the terms and conditions contained in this Agreement, unless on the Limited Waiver Termination Date no Default or Event of


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Default exists and each member of the GU Group is otherwise in compliance with all of the Credit Documents (unless waived at any time in accordance with the Credit Documents).

          4. COOPERATION. Each member of the GU Group agrees that it will cooperate, on a reasonable basis, with the Agent and its collective agents, consultants, appraisers and attorneys in connection with both the financing arrangement extended pursuant to the Credit Agreement and the business plan to be submitted as provided herein. In connection with its obligation to cooperate, each member of the GU Group shall use its best efforts to furnish the parties described in the previous sentence with such relevant information as they may request. The provisions of this Section are in addition to and shall not operate to modify or waive any right or obligation under the Credit Agreement or the other Credit Documents.

          5.   MISCELLANEOUS.

          (a) In order to induce the Agent and the Banks to enter into this Agreement, each member of the GU Group hereby represents and warrants that (i) no Default or Event of Default exists on the date hereof, both before and after giving effect to this Agreement, and (ii) all of the representations and warran-ties contained in the Credit Documents are true and correct in all material respects on the date hereof after giving effect to this Agreement with the same effect as though such representations and warranties had been made on and as of the date hereof (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          (b) This Agreement may be executed in one or more counterparts, and any party to this Agreement may execute and deliver this Agreement by executing and delivering any of such counterparts, each of which when executed and deliv-ered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. This Agreement shall become effec-tive as of December 6, 1994, on the date that (i) each member of the GU Group and the Required Banks shall have signed a copy hereof and shall have delivered (in-


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cluding by way of telecopier) the same to the Agent at its Notice Office, (ii)
each Person which has obligated itself or its assets in respect of the obligations of any member of the GU Group under or in respect of the Credit Agreement shall have consented in writing hereto pursuant to documentation in form and substance satisfactory to the Agent and (iii) the Banks shall have re-ceived a favorable opinion with respect to the enforceability of this Agreement of Donovan Leisure Newton & Irvine as to each member of the GU Group, in form and substance satisfactory to the Agent.

          (c) Each member of the GU Group agrees to pay on demand all costs and expenses of the Agent, the Co-Agent and the Banks in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other documents delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel, financial advisors and other profes-sionals for the Agent, the Co-Agent and the Banks and the out-of-pocket expenses of the Agent, the Co-Agent and the Banks.

          (d) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (e) This Agreement is limited as specified and shall not constitute a waiver (except to the extent specified in Section 1 hereof) or a modification of any provision of the Credit Agreement or any other Credit Document.

          (f) No failure or delay on the part of any party hereto to exercise any right, power or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (g) The obligations of each member of the GU Group pursuant to Sec-tion 4 and Section 5(c) hereof and the acknowledgements and agreements of each of them set forth in Section 3 hereof shall survive the occurrence of the Limit-ed Waiver Termination Date.


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          (h)  Section, titles, captions and headings used herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

          (i) From and after the date on which this Agreement shall become effective in accordance with the terms hereof, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Agreement. The Credit Agreement and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (j) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK OBLIGATIONS
LAW).


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          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


Address:                           GRAND UNION HOLDINGS
26 Meadow Road                       CORPORATION
Riverside, CT 06878
Telephone: (203) 637-8245          By: /s/ Gary D. Hirsch
Facsimile: (203) 637-0511              -------------------
                                   Title:  Chairman


52 Center Street                   GRAND UNION CAPITAL
Westport, CT 06880                   CORPORATION
Telephone: (203) 222-1368
Facsimile: (203) 221-0379          By: /s/ Gary D. Hirsch
                                       -------------------
                                   Title:  Chairman


201 Willowbrook Boulevard          THE GRAND UNION COMPANY
Wayne, NJ 07470-6799
Attn:  Kenneth Baum
Telephone: (201) 890-6000
Facsimile: (201) 890-6540          By: /s/ Gary D. Hirsch
                                       -------------------
                                   Title:  Chairman


280 Park Avenue                    BANKERS TRUST COMPANY,
New York, NY 10017                   Individually and as
Attention:  Mary Kay Coyle           Agent
Telephone: (212) 250-9094
Facsimile: (212) 250-7200          By: /s/ Mary Kay Coyle
                                       --------------------
                                   Title: Vice President


499 Thornall Street                MIDLANTIC BANK, N.A.
Edison, NJ 08818
Attn:  Corporate Banking
       9th Floor
Edward M. Tessalone,
  Vice President
Telephone: (908) 321-8188          By: /s/ Edward Tessalone
Facsimile: (908) 321-2144              --------------------
                                   Title: Vice President



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c/o Dean Witter Intercapital       PRIME INCOME TRUST
2 World Trade Center
72nd Floor
New York, NY 10048
Attn:  Rafael Scolari              By: /s/ Rafael Scolari
       Louis Pistecchia                ---------------------
Telephone:  (212) 392-5686         Title: Investment Manager
            (212) 392-5845
Facsimile:  (212) 392-5345


520 Madison Avenue                 COMPAGNIE FINANCIERE DE CIC
37th Floor                           ET DE L'UNION EUROPEENNE
New York, NY  10022
Attn:  Sean Mounier
Telephone: (212) 715-4413          By: /s/ Marcus Edward
Facsimile: (212) 715-4535              ---------------------
                                   Title: Vice President


                                   By: /s/ Dora DeBlasi Hyduk
                                       ----------------------
                                   Title: Vice President


550 Broad Street                   FIRST FIDELITY BANK, N.A.
5th Floor                             NEW JERSEY
Newark, NJ  07102
Attn:  Robert Strunk
Telephone:  (201) 565-6663
Facsimile:  (201) 565-6681         By:
                                       ---------------------
                                   Title:


1 South Wacker Drive               SANWA BUSINESS CREDIT
Suite 2800                           CORPORATION
Chicago, IL 60606
Attn:  Greg Cooper
       Barbara Horton              By: /s/ Lawrence J. Placek
Telephone: (312) 853-1401              ----------------------
Facsimile: (312) 782-6035          Title: Vice President



470 Park Avenue South              BANK POLSKA KASA OPIEKI, SA
New York, NY 10016
Attn:  William Shea
Telephone:  (212) 251-1203         By: /s/ William A. Shea
Facsimile:  (212) 213-2971             ----------------------
                                   Title: Vice President


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Merrill Lynch Asset Management     SENIOR HIGH INCOME
800 Scudder Mill Road, Area 2C       PORTFOLIO, INC.
Plainsboro, NJ 08536
Attn:  John Fraser
Telephone:  (609) 282-2055
Facsimile:  (609) 282-2756         By: /s/ John W. Fraser
                                       -----------------------
                                   Title: Authorized Signatory


Merrill Lynch Asset Management     MERRILL LYNCH SENIOR FLOATING
800 Scudder Mill Road, Area 2C       RATE FUND, INC.
Plainsboro, NJ 08536
Attn:  John Fraser
Telephone:  (609) 282-2055
Facsimile:  (609) 282-2756         By: /s/ John W. Fraser
                                       ----------------------
                                   Title: Authorized Signatory


Merrill Lynch Asset Management     MERRILL LYNCH PRIME RATE
800 Scudder Mill Road, Area 2C       PORTFOLIO
Plainsboro, NJ 08536               (d/b/a Merrill Lynch Senior
Attn:  John Fraser                 Floating Rate Portfolio)
Telephone:  (609) 282-2055         By:  Merrill Lynch Asset
Facsimile:  (609) 282-2756               Management, L.P.,
                                         as Investment Advisor

                                   By: /s/ John W. Fraser
                                       ----------------------
                                   Title: Authorized Signatory


One Parkview Plaza                 VAN KAMPEN MERRITT PRIME
Oak Brook Terrace, IL 60181          RATE INCOME TRUST
Attn: Jeffrey Maillet
Telephone:  (708) 684-6438
Facsimile:  (708) 684-6740
            (708) 684-6741         By: /s/ Jeffrey W. Maillet
                                       ----------------------
                                   Title: Vice President and
                                          Portfolio Manager


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